Exhibit 32.1

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Haymaker Acquisition Corp. 4 (the “Company”) for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher Bradley, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 30, 2026	By:	/s/ Christopher Bradley
Christopher Bradley
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer and Accounting Officer)